Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[ X ] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

High Income Opportunity Fund Inc.
(Name of Registrant as Specified in its Charter)

Gordon Swartz
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]   No longer applicable
[   ] $500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)	Proposed maximum aggregate value of transaction:

	[   ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

1. Set forth the amount on which the filing fee is calculated and state how it was determined.

                       HIGH INCOME OPPORTUNITY FUND INC.
                           Seven World Trade Center
                           New York, New York 10048

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ----------------------

                        To be Held on February 21, 2001

                            ----------------------

To the Stockholders of High Income Opportunity Fund Inc.:

  The Annual Meeting of Stockholders of High Income Opportunity Fund Inc. (the "Fund") will be held at the Fund's offices at Seven World Trade Center, New York, New York, Downtown Conference Center, Mezzanine Level, on February 21, 2001 at 9:30 A.M. (New York Time) for the following purposes:

    1. To elect three Class III directors, each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

    2. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on January 3, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                       By Order of the Board of Directors

                                       Christina T. Sydor
                                       Secretary

New York, New York
January 22, 2001

                            ----------------------

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                       HIGH INCOME OPPORTUNITY FUND INC.
                           Seven World Trade Center,
                           New York, New York 10048

                            ----------------------

                                PROXY STATEMENT

                            ----------------------

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON FEBRUARY 21, 2001

                                 INTRODUCTION

  This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of the High Income Opportunity Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the Fund's principal executive offices at Seven World Trade Center, Downtown Conference Center, Mezzanine Level, New York, New York 10048, on February 21, 2001 at 9:30 A.M. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

  The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Salomon Smith Barney Inc. ("Salomon Smith Barney"), which makes a market in the Fund's shares; SSB Citi Fund Management LLC ("SSB Citi" or the "Manager"), the Fund's investment manager; and/or PFPC Global Fund Services (PFPC), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Salomon Smith Barney and SSB Citi are each located at Seven World Trade Center, New York, New York 10048; PFPC is located at P.O. Box 8030, Boston, Massachusetts 02266.

  The Annual Report of the Fund, including audited financial statements for the fiscal year ended September 30, 2000, has previously been furnished to all stockholders of the Fund. This proxy statement and form of proxy are first being mailed to stockholders on or about January 22, 2001. The Fund will provide, without charge, additional copies of the Annual Report to any stockholder upon request by calling the Fund at 1-800-331-1710.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because the requisite approval of the proposal is measured by a portion of the votes actually cast, abstentions and broker "non-votes" will have no impact on the approval of a proposal. Proposal 1 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice to the Secretary of the Fund at the Fund's address indicated above, or by voting in person at the Meeting.

  The Board knows of no business other than that specifically mentioned in the Notice to be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

  The Board of Directors of the Fund has fixed the close of business on January 3, 2001 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had outstanding 69,227,244.009 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 67,882,606.000 or 98.06% were held in accounts, but not beneficially owned, by CEDE & Co., as nominee for The Depository Trust Company, Box 20, Bowling Green Station, New York, New York 10004-9998. At the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) to the knowledge of the Board or the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund in the aggregate beneficially owned less than 1% of the outstanding shares of the Fund.

  In the event that a quorum is not present, or if sufficient votes in favor of the proposal set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposal.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  The Board of Directors of the Fund is currently classified into three classes. The directors serving in Class III have terms expiring at the Meeting; the Class III directors currently serving on the board have been nominated by the Board of Directors for re-election at the Meeting to serve for a term of three years (until the 2004 Annual Meeting of Stockholders) or until their successors have been duly elected and qualified. The affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present is sufficient to elect each nominee. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below as nominees.

  The Board knows of no reason why any of the Class III nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.

  Certain information concerning the nominees is set forth below. All of the nominees for Class III currently serve as Directors of the Fund. Any director affiliated with the Manager or otherwise considered an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is indicated by an asterisk(*). Information as to beneficial ownership is based upon information furnished to the Fund by Directors.

                  Persons Nominated for Election as Directors

                                                              Number of Shares
                              Principal Occupations          and % Beneficially
                             During Past Five Years,            owned as of
         Name             Other Directorships, and Age        January 3, 2001
         ----             ----------------------------       ------------------
 CLASS III DIRECTORS
 Jane F. Dasher       Investment Officer of Korsant               600.000
  Director since 1999 Partners, a family investment            (less than 1%)
                      company; Director/Trustee of 12
                      investment companies associated with
                      Citigroup, Inc. ("Citigroup"). Prior
                      to 1997, an independent Financial
                      Consultant; age 51.
 Donald R. Foley      Retired; Director/Trustee of 12           11,984.228**
  Director since 1993 investment companies associated with     (less than 1%)
                      Citigroup. Formerly Vice President
                      of Edwin Bird Wilson, Incorporated
                      (advertising); 78.

                                                              Number of Shares
                               Principal Occupations         and % Beneficially
                              During Past Five Years,           owned as of
          Name             Other Directorships, and Age       January 3, 2001
          ----             ----------------------------      ------------------
 Paul Hardin            Professor of Law at the University        3,847.600**
  Director since 1994   of North Carolina at Chapel Hill;      (less than 1%)
                        Director/Trustee of 14 investment
                        companies associated with
                        Citigroup; Director of The Summit
                        Bancorporation. Formerly,
                        Chancellor of the University of
                        North Carolina at Chapel Hill; 69.

  The remainder of the Board currently constitutes the Class I and the Class
II directors, none of whom will stand for election at the Meeting, as their terms are not due to expire until the year 2002 and 2003, respectively.

                        Directors Continuing in Office
                                                              Number of Shares
                               Principal Occupations         and % Beneficially
                              During Past Five Years,           owned as of
          Name             Other Directorships, and Age       January 3, 2001
          ----             ----------------------------      ------------------
 CLASS I DIRECTORS
 Lee Abraham            Retired; Director/Trustee of 12             None
  Director since 1999   investment companies associated
                        with Citigroup. Director of R.G.
                        Barry Corp., a footwear
                        manufacturer and Signet Group plc,
                        a specialty retailer and
                        eNote.com, Inc., a computer
                        hardware company. Formerly
                        Chairman and Chief Executive
                        Officer of Associated
                        Merchandising Corporation, a major
                        retail merchandising and sourcing
                        organization and formerly Director
                        of Galey & Lord and Liz Claiborne;
                        age 73.
 Allan J. Bloostein     President of Allan J. Bloostein             None
  Director since 1999   Associates, a consulting firm;
                        Director/Trustee of 19 investment
                        companies associated with
                        Citigroup; Director of CVS
                        Corporation, a drugstore chain,
                        and Taubman Centers Inc., a real
                        estate development company.
                        Retired Vice Chairman and Director
                        of The May Department Stores
                        Company; age 71.
 Richard E. Hanson, Jr. Retired; Formerly Head of The New           None
  Director since 1999   Atlanta Jewish Community High
                        School, Atlanta, Georgia;
                        Director/Trustee of 12 investment
                        companies associated with
                        Citigroup. Formerly Headmaster,
                        The Peck School, Morristown, New
                        Jersey; age 59.
 CLASS II DIRECTORS
 Heath B. McLendon*     Managing Director of Salomon Smith        204.535
  Director since 1993   Barney; Chairman, Co-Chairman,         (less than 1%)
                        President and/or Trustee/Director
                        of 77 investment companies
                        associated with Citigroup;
                        Director and President of SSB Citi
                        and Travelers Investment Adviser,
                        Inc. ("TIA"); 67.
 Roderick C. Rasmussen  Investment Counselor;                     148.983
  Director since 1993   Director/Trustee of 12 investment      (less than 1%)
                        companies associated with
                        Citigroup. Formerly Vice President
                        of Dresdner and Company Inc.
                        (investment counselors); 74.

                                                              Number of Shares
                              Principal Occupations          and % Beneficially
                             During Past Five Years,            owned as of
         Name             Other Directorships, and Age        January 3, 2001
         ----             ----------------------------       ------------------
 John P. Toolan       Retired; Director/Trustee of 12               None
  Director since 1993 investment companies associated with
                      Citigroup; Trustee of John Hancock
                      Funds. Formerly Director and
                      Chairman of the Smith Barney Trust
                      Company, Director of Smith Barney
                      Holdings Inc. and various
                      subsidiaries, formerly Senior
                      Executive Vice President, Director
                      and Member of the Executive
                      Committee of Smith Barney; 70.

-----------
 * Designates a Director who is affiliated with the Manager and considered an "interested person" of the Fund as defined under the 1940 Act.
** Represents shares owned by this Director and members of his family.

                         Beneficial Ownership Report

  Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange (the "NYSE") and the Fund. Based solely upon its review of the copies of such forms received by it and representations from such persons, the Fund believes that, during fiscal year 2000, all filing requirements applicable to such persons were satisfied.

                     Committees of the Board of Directors

  The Fund has no compensation committee of the Board of Directors or any committee performing similar functions. The fund has an administrative and governance committee composed of Lee Abraham, Donald R. Foley, Richard E. Hanson, Jr. and Paul Hardin which acts as a nominating committee of the Board of Directors. The Fund has an audit and investment performance committee comprised solely of members who are independent as defined in the NYSE's Listed Company Manual. The audit committee is charged with recommending a firm of independent auditors to the Board of Directors and reviewing the Fund's accounting matters as set forth in the committee's charter, which is attached hereto as Appendix A. The directors of these respective committees are not "interested persons" of the Fund as defined under the 1940 Act (the "independent directors").

  Six meetings of the Board were held between October 1, 1999 and September 30, 2000, four of which were regular meetings. Four administrative and governance committee meetings were held. Two Audit Committee meetings were also held. There were no nominating committee meetings held. Allan Bloostein attended less than 75% of these meetings.

  Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $13,469 were paid to such directors by the Fund during the calendar year ended December 31, 1999. Fees for the independent directors, who also serve as board members of certain other funds sponsored by or affiliated with Salomon Smith Barney, are currently set at $60,000 per annum plus a per meeting fee of $2,500 with respect to in-person meetings and $100 for each telephone meeting. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by Salomon Smith Barney.

                                 COMPENSATION

   The following table shows the compensation paid by the Fund to each person who was a Director during the Fund's fiscal year ended September 30, 2000 and calendar year ended December 31, 1999.

                              Compensation Table

                         Aggregate                    Compensation from
                        Compensation                    Fund and Fund       Total
                         from Fund      Pension or         Complex        Number of
                          for the       Retirement    Paid to Directors   Funds for
                        Fiscal Year  Benefits Accrued for the Calendar  Which Director
                           Ended        as part of       Year Ended     Serves Within
 Name of Person           9/30/00     Fund Expenses       12/31/99       Fund Complex
 --------------         ------------ ---------------- ----------------- --------------
Lee Abraham                 $542             0             $71,133            12
Allan J. Bloostein           362             0             112,483            19
Jane F. Dasher               651             0              65,733            12
Donald R. Foley*             651             0              71,300            12
Richard E. Hanson, Jr.       651             0              68,233            12
Paul Hardin                  651             0              90,450            14
Heath B. McLendon+             0             0                   0            77
Roderick C. Rasmussen*       760             0              71,200            12
John P. Toolan*              651             0              69,100            12

-----------
+Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act.

* Pursuant to the Fund's deferred compensation plan, the indicated Directors have elected to defer the following amounts of their compensation from the
  Fund: Donald R. Foley: $157, Roderick C. Rasmussen: $250 and John P. Toolan:
  $651, and the following amounts of their total compensation from the Fund
  Complex: Donald R. Foley: $21,600; John P. Toolan: $69,100.

 Upon attainment of age 72 the Fund's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund's directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to Directors Emeritus totalled $230.

                            Audit Committee Report

  The purposes of the Fund's Audit Committee are set forth in the Charter included as Appendix A. The purposes include assisting the Board of Directors in its oversight of the Fund's financial reporting process and internal controls, the Fund's financial statements and the selection of the Fund's independent accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews.

  In connection with the audited financial statements as of and for the year ended September 30, 2000 included in the Fund's Annual Report for the year ended September 30, 2000 (the "Annual Report"), at a meeting held on November 20, 2000, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

  In addition, the Audit Committee discussed with the independent accountants the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Fund, and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, as currently in effect. The Audit Committee also received from the independent accountants the written statement required by Independence Standards Board Statement No. 1, as currently in effect, delineating relationships between the independent accountants and the Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent accountants.

  The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing including auditor independence. Moreover, the Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide any assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

  The Audit Committee also met on December 17, 1999 (to consider and discuss the financial statements as of and for the year ended September 30, 1999 with management and the independent accountants) and on December 15, 2000 (to discuss with the independent accountants the scope and plan for the audit of the financial statements as of and for the year ended September 30, 2000).

  Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report.

Respectfully submitted,
Allan J. Bloostein                        Roderick C. Rasmussen
Jane J. Dasher                            John P. Toolan

                               Current Officers

  The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:

                                                         Principal Occupations
                    Offices and Positions    Period     During Past Five Years
  Name                 Held with Fund     Offices Held          and Age
  ----              --------------------- ------------  ----------------------
 Heath B. McLendon  Chairman of the       1995 to date (see table of directors
                    Board, President and               above)
                    Chief Executive
                    Officer
 Lewis E. Daidone   Senior Vice President 1993 to date Managing Director of
                    and Treasurer                      Salomon Smith Barney;
                                                       Senior Vice President or
                                                       Executive Vice President
                                                       and Treasurer of 83
                                                       investment companies
                                                       associated with
                                                       Citigroup; Director and
                                                       Senior Vice President of
                                                       the Manager and TIA; 43.
 John C. Bianchi    Vice President        1993 to date Managing Director of
                                                       Salomon Smith Barney and
                                                       investment officer of
                                                       six investment companies
                                                       associated with
                                                       Citigroup; 45.
 Christina T. Sydor Secretary             1993 to date Managing Director of
                                                       Salomon Smith Barney;
                                                       Secretary of 60
                                                       investment companies
                                                       associated with
                                                       Citigroup; Secretary and
                                                       General Counsel of the
                                                       Manager and TIA; 49.
 Paul Brook         Controller            1998 to date Director of Salomon
                                                       Smith Barney; Controller
                                                       or Assistant Treasurer
                                                       of 42 investment
                                                       companies associated
                                                       with Citigroup since
                                                       1998; Prior to 1998,
                                                       Managing Director of AMT
                                                       Capital Services Inc.;
                                                       Prior to 1997, Partner
                                                       with Ernst & Young LLP;
                                                       47

  THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

  Stockholder proposals intended to be presented at the 2002 Annual Meeting of the stockholders of the Fund must be received by September 24, 2001 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2002 Annual Meeting will be held in February 2002. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

  The persons named as proxies for the 2002 Annual Meeting of stockholders will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by December 7, 2001, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

                                 OTHER MATTERS

  The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                       By Order of the Board of Directors,

                                       Christina T. Sydor
                                       Secretary

January 22, 2001

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                     APPENDIX A

                       HIGH INCOME OPPORTUNITY FUND INC.
                            AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc. as such requirements are interpreted by the Board of Directors in its business judgment.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

  1. in its oversight of the Company's accounting and financial reporting principles and policies and audit controls and procedures;

  2. in its oversight of the Company's financial statements and the independent audit thereof;

  3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

  4.  in evaluating the independence of the outside auditors.

    The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit in accordance with Generally Accepted Auditing Standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and
    (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

    The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

    The outside auditors shall submit to the Audit Committee annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence") which, in the auditor's professional judgement may be reasonably thought to bear on independence, addressing at least the matters set forth in Independence Standards Board No. 1.

III. Meetings of the Audit Committee: The Audit Committee shall meet at least annually with the outside auditors to discuss the annual audited financial statements and results of their audit. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

  1. to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

  2. to review the fees charged by the outside auditors for audit and non-audit services;

  3. to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

    4. to instruct the auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

    5. to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

    6. to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

      . deficiencies noted in the audit in the design or operation of internal controls;

      .   consideration of fraud in a financial statement audit;

      .   detection of illegal acts;

      . the outside auditors' responsibility under generally accepted auditing standards;

      .   significant accounting policies;

      .   management judgments and accounting estimates;

      .   adjustments arising from the audit;

      . the responsibility of the outside auditors for other information in documents containing audited financial statements;

      .   disagreements with management;

      .   consultation by management with other accountants;

      . major issues discussed with management prior to retention of the outside auditors;

      . difficulties encountered with management in performing the audit;

      . the outside auditors' judgments about the quality of the entity's accounting principles; and

      . reviews of interim financial information conducted by the outside auditors; (not applicable) and

    7. with respect to reporting and recommendations, to discuss with the Company's General Counsel any significant legal matters may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from governmental agencies;

    8. to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

    9. to review this Charter at least annually and recommend any changes to the full Board of Directors; and

    10. to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

PROXY
HIGH INCOME OPPORTUNITY FUND INC.
Seven World Trade Center
New York, New York 10048
This Proxy is Solicited on Behalf of the Board of Directors of the Fund

The undersigned hereby appoints HEATH B. McLENDON, CHRISTINA T.
SYDOR, and GORDON E. SWARTZ, and each of them acting in the absence of the other, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of High Income Opportunity Fund Inc. held of record by the undersigned on January 3, 2001 at a Meeting of Stockholders to be held on February 21, 2001 or any adjournment thereof.




[SEE REVERSE SIDE]   CONTINUED AND TO BE SIGNED ON REVERSE SIDE   [SEE REVERSE
SIDE]


[ X ]	Please mark
	votes as in
	this example.

The Board of Directors recommends a vote "FOR" the following proposal. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee for director.

1.	ELECTION OF DIRECTORS
Class III Nominees: (01) Jane F. Dasher, (02) Donald R. Foley,
                   (03) Paul Hardin

	   FOR			WITHHELD
	[         ]			[         ]

	[         ]
	For all nominees except as noted above


2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
	[          ]

PLEASE MARK, SIGN DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign, or if one signs, that stockholder's vote binds both stockholders. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Signature: ____________________________ Date: ______________

Signature: ____________________________ Date: ______________



g:/legal/funds/#HIO/2001/secdocs/proxy2001